                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  FEBRUARY 20, 2001
                                                 -------------------------------

                          STAR TELECOMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                      000-22581              77-0362681
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)
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  223 EAST DE LA GUERRA, SANTA BARBARA, CALIFORNIA               93101
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   (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code   (805) 899-1962
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.


     Attached as EXHIBIT 99.1 is the press release issued by STAR
Telecommunications, Inc. dated February 20, 2001, which is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit   Description of Exhibit
99.1      Press Release, dated February 20, 2001.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STAR TELECOMMUNICATIONS, INC.



Dated:  February 20, 2001            By:  /s/ Timothy F. Sylvester
                                          --------------------------------------
                                          Timothy F. Sylvester
                                          Executive Vice President
                                          and General Counsel


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                                  EXHIBIT INDEX


Exhibit          Description of Exhibit                             Page Number
-------          ----------------------                             -----------
99.1             Press release, dated February 20, 2001.


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